UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2026
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BROADSTONE NET LEASE, INC.
(Exact name of Registrant as Specified in Its Charter)
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Maryland	001-39529	26-1516177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive Suite 300
Victor, New York		14564
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code:585 287-6500
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value	BNL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Amendment No. 2 to Amended and Restated Credit Agreement
On July 28, 2026, Broadstone Net Lease, Inc. (the “Company”), Broadstone Net Lease, LLC, the Company’s operating company (the “Operating Company”), JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto entered into Amendment No. 2 to Amended and Restated Credit Agreement (“Amendment No. 2”), which amends that certain Amended and Restated Credit Agreement, dated as of February 28, 2025, as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of December 16, 2025 (as so amended, the “A&R Credit Agreement”), by and among the Company, the Operating Company, the lenders referenced therein, and the Administrative Agent.
Amendment No. 2 provides for, among other things: (i) additional term loans in the aggregate principal amount of $300,000,000 (the “Term Loan II Facility”) maturing on January 30, 2030, made as a new, separate series of term loans under the A&R Credit Agreement by certain lenders (the “Increasing Lenders”); and (ii) a reduction in the applicable interest rate margin for the term loans under the A&R Credit Agreement (applicable for pre-existing term loans under the A&R Credit Agreement and for borrowings under the Term Loan II Facility). The Operating Company has the option to extend the Term Loan II Facility twice for twelve months per extension, subject to certain conditions set forth in the A&R Credit Agreement, including payment of an extension fee equal to 0.125% of the aggregate principal amount of the loans outstanding under the Term Loan II Facility.
Amendment No. 2 allows the Operating Company to borrow under the Term Loan II Facility during a specified availability period, which is the period beginning on the effective date of Amendment No, 2 and expiring on the earlier to occur of (i) the date that is 12 months following the effective date of Amendment No. 2, (ii) the date on which all commitments under the Term Loan II Facility have been fully utilized, and (iii) the date on which the commitments under the Term Loan II Facility are terminated or reduced to zero.
Pursuant to Amendment No. 2, the applicable margin for Revolving Loan Facility borrowings is adjustable based upon the Operating Company's credit rating and is between 0.675% and 1.350% per annum for Term Benchmark or RFR Loans and 0.000% and 0.350% per annum for Base Rate borrowings. The margin for Term Loan Facility borrowings is adjustable based upon the Operating Company's credit rating and is between 0.750% and 1.550% per annum for Term Benchmark Loans or RFR Loans and 0.000% to 0.550% per annum for Base Rate borrowings.
Based on the Operating Company’s current investment grade credit rating of Baa2 / BBB, the applicable margin for (i) the Revolving Loan Facility equals 0.800% per annum for Term Benchmark or RFR Loans and 0.000% for Base Rate Borrowings, and (ii) the Term Loan Facility equals 0.900% per annum for Term Benchmark or RFR Loans and 0.000% per annum for Base Rate borrowings. The applicable margins described above apply to all outstanding borrowings under the A&R Credit Facility, as amended by Amendment No. 2, regardless of whether such borrowings were pre-existing or borrowings under the Term Loan II Facility. Except as expressly amended by Amendment No. 2, the terms and conditions of the A&R Credit Agreement remain in full force and effect.
Certain of the lenders party to Amendment No. 2, the Administrative Agent, and their respective affiliates have performed, and may in the future perform, various commercial banking, investment banking, lending, and other financial and advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses.
Third Amendment to Term Loan Credit Agreement
As previously disclosed, the Company and the Operating Company are also party to a Term Loan Credit Agreement, dated as of August 1, 2022, by and among the Operating Company, as borrower, the Company, as parent, Regions Bank, as administrative agent, and the lenders party thereto, as amended by the First Amendment to Term Loan Credit Agreement, dated as of February 28, 2025, and the Second Amendment to

Term Loan Credit Agreement, dated as of December 16, 2025 (as so amended, the “Regions Term Loan Agreement”).
On July 28, 2026, the Company, the Operating Company, and the other parties to the Regions Term Loan Agreement entered into the Third Amendment to Term Loan Credit Agreement (the “Regions Amendment”), whereby the parties agreed to: (i) revise certain defined terms and (ii) include other amendments to conform certain provisions of the Regions Term Loan Agreement to the terms of the A&R Credit Agreement, as amended by Amendment No. 2.
Except as expressly amended pursuant to the Regions Amendment, the terms and conditions of the Regions Term Loan Agreement remain in full force and effect.
The foregoing descriptions of the terms of Amendment No. 2 and the Regions Amendment are not, and do not purport to be, complete, and are qualified in their entirety by reference to the copies of Amendment No. 2, and the Regions Amendment filed as Exhibit 10.1, and Exhibit 10.2 hereto, respectively, and incorporated herein by reference

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure included in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
INDEX TO EXHIBITS

Exhibit No.	Description

10.1
Amendment No. 2 to Amended and Restated Credit Agreement, dated as of July 28, 2026, by and among the Company, the Operating Company, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent

10.2	Third Amendment to Term Loan Credit Agreement, dated as of July 28, 2026, by and among the Operating Company, the Company, the lenders party thereto, and Regions Bank, as Administrative Agent
10.3	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROADSTONE NET LEASE, INC.

Date:	July 29, 2026	By:	/s/ John D. Callan
Name: John D. Callan Title: Senior Vice President, General Counsel and Secretary